3DSYSTEMS

SECOND QUARTER & SIX MONTHS 2014 CONFERENCE CALL AND WEBCAST



MANUFACTURING *THE* FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD

PRESENTERS

Stacey Witten	• Director Investor Relations
Avi Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andy Johnson	• Vice President & General Counsel

WELCOME WEBCAST VIEWERS

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- 1-866-953-6860 in the United States
- 1-617-399-3484 from outside the United States
- Participant Code: 39529244

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," “hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System’s actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 28, 2014. These are available at www.SEC.gov.

OPERATING RESULTS

Avi Reichental
President & CEO



MANUFACTURING*THE*FUTURE

SECOND QUARTER 2014 HIGHLIGHTS

Higher demand for design and manufacturing printers drove a 126% unit sales increase for the category

Growing advanced manufacturing printer placement fueled a 30% increase in materials revenue, and service revenue grew by 38%

Revenue grew 25% to $151.5 million on 77% higher bookings over last year's quarter on increased orders for our design, manufacturing and consumer printers

- Rising order-book of professional, production and consumer printers expanded June printers' backlog by 29% sequentially to $23.1 million

Gross profit margin compressed 400 basis points to 47.8% on the residual effects of new product launches, absorption of manufacturing expansion and sales mix

We generated $19 million of cash from operations and ended the quarter with $570.3 million cash on hand after completing an equity raise with net proceeds of $299.7 million

REVENUE HIGHLIGHTS


$ in millions
Design & Manufacturing
$144.2
$112.3
Consumer
$7.4
$8.5
Healthcare
$27.5
$18.9
2014
2013
28%
14%
46%

Design and manufacturing sales grew on robust demand for our leading fab-grade plastic and metal printers

Strengthening consumer backlog, with $7.7 million of orders in hand, is expected to favorably contribute to second half revenue

Healthcare revenue increased, aided by our expanding personalized surgery and medical device capabilities

CONSUMER NEW PRODUCT ROADMAP



Cube Pro
- Available now



iSense
- Available now



Cube 3
- August



Touch
- August



EKOCYCLE Cube
- Fourth Quarter



3DMe Photobooth
- Fourth Quarter



CubeJet
- Fourth Quarter



ChefJet & ChefJet Pro
- Fourth Quarter

NEW PRODUCTS CONTRIBUTION



$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$52.5
$90.9
$135.1
2012
2013
2014

Announced 10 new products in first six months of 2014

Six months new products revenue increased 49% over 2013

Expect greater revenue impact from new products during second half of 2014

- Products are considered new for the first 3 years of a product's commercial life

FINANCIAL REVIEW

Damon Gregoire
Senior Vice President & CFO



MANUFACTURING*THE*FUTURE

SECOND QUARTER GAAP OPERATING RESULTS

$ in millions, except earnings per share

Drivers	2014	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 151.5**	**$ 120.8**	**25.4%**
Gross Profit	**$ 72.4**	**$ 62.6**	**15.7%**
Gross Profit Margin	*47.8%*	*51.8%*	
Operating Expenses	**$ 68.0**	**$ 45.8**	**(48.6%)**
% of Revenue	*44.9%*	*37.9%*	
Operating Income	**$ 4.4**	**$ 16.8**	**(74.0%)**
% of Revenue	*2.9%*	*13.9%*	
Net Income	**$ 2.1**	**$ 9.3**	**(77.3%)**
% of Revenue	*1.4%*	*7.7%*	
Diluted Earnings Per Share	**$ 0.02**	**$ 0.10**	**(80.0%)**

SIX MONTHS GAAP OPERATING RESULTS

$ in millions, except earnings per share

Drivers	2014	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 299.3**	**$ 222.9**	**34.3%**
Gross Profit	**$ 147.9**	**$ 116.1**	**27.4%**
Gross Profit Margin	*49.4%*	*52.1%*	
Operating Expenses	**$ 134.0**	**$ 81.7**	**(63.9%)**
% of Revenue	*44.8%*	*36.7%*	
Operating Income	**$ 13.9**	**$ 34.3**	**(59.6%)**
% of Revenue	*4.6%*	*15.4%*	
Net Income	**$ 7.0**	**$ 15.2**	**(54.0%)**
% of Revenue	*2.3%*	*6.8%*	
Diluted Earnings Per Share	**$ 0.07**	**$ 0.16**	**(56.3%)**

NON-GAAP RECONCILIATION

($ in millions, except per share amounts)	Quarter Ended June 30, 2014	Quarter Ended June 30, 2013	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
GAAP net income	$ 2.1	$ 9.3	$ 7.0	$ 15.2
Cost of sales adjustments:				
Amortization of intangibles	$ 0.1	$ 0.1	$ 0.1	$ 0.1
Operating expense adjustments:				
Amortization of intangibles	$ 8.1	$ 5.0	$ 17.3	$ 8.8
Acquisition and severance expenses	$ 2.4	$ 2.5	$ 3.4	$ 4.7
Non-cash stock-based compensation expense	$ 8.4	$ 3.1	$ 15.6	$ 5.3
Other expense adjustments:				
Non-cash interest expense	$ 0.1	$ 0.3	$ 0.2	$ 0.8
Loss on convertible notes	—	$ 3.5	—	$ 9.3
(Gain) loss on litigation and tax settlements	—	—	—	$ 2.0
Tax effect	($ 4.6)	($ 4.9)	($ 12.0)	($ 8.4)
Non-GAAP net income	$ 16.6	$ 19.0	$ 31.7	$ 37.8
Non-GAAP basic and diluted earnings per share	$ 0.16	$ 0.20	$ 0.30	$ 0.40

- columns may not foot due to rounding

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that several strategic acquisitions had on our financial results.

REVENUE BY CATEGORY & GEOGRAPHY

$ in millions



Second Quarter
$175
$150
$125
$100
$75
$50
$25
$0
$120.8
31%
24%
45%
Services
Materials
Printers
$151.5
34%
25%
41%
2013
2014
$175
$150
$125
$100
$75
$50
$25
$0
$120.8
17%
27%
56%
Asia-Pac
Europe
North America
$151.5
20%
28%
52%



Six Months
$350
$300
$250
$200
$150
$100
$50
$0
$222.9
32%
26%
42%
Services
Materials
Printers
$299.3
33%
26%
41%
2013
2014
$350
$300
$250
$200
$150
$100
$50
$0
$222.9
17%
27%
56%
Asia-Pac
Europe
North America
$299.3
21%
30%
49%

ACCELERATING MATERIALS GROWTH



$ in millions
2014
$38.0
2013
$29.3

- Materials increased 30% over the 2013 quarter
- Integrated materials grew 35% for the quarter and 41% for six months
- Expect materials growth rate to rise as more manufacturing printers are installed and customers' capacity utilization increases

METAL PRINTING PERFORMANCE

Growing customer demand continues to outpace our manufacturing capacity

Sequentially, direct metals printing revenue grew 55% from Q1 2014

Under our leadership, Phenix direct metal revenue more than doubled in 1H 2014 compared to 1H 2013

We successfully expanded metal printer sales into aerospace, automotive and medical customers

We are adding our direct metal printing to our Quickparts services

We are fitting our medical modeling operation with our own metal printers and pursuing required FDA clearances

We are bringing a second manufacturing location online in Q3 in the U.S.

GROSS PROFIT AND MARGIN

$ in millions

Second Quarter						
	2014		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 22.1	35.7%	$ 24.7	45.6%	(10.4%)	(21.6%)
Print materials	$ 26.6	70.0%	$ 21.5	73.6%	23.5%	(4.9%)
Services	$ 23.6	45.9%	$ 16.3	43.8%	44.8%	4.8%
Total	**$ 72.4**	**47.8%**	**$ 62.6**	**51.8%**	**15.7%**	**(7.8%)**

First Six Months						
	2014		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 46.3	37.7%	$ 42.5	45.3%	8.9%	(16.7%)
Print materials	$ 56.8	72.4%	$ 42.4	73.1%	34.0%	(0.9%)
Services	$ 44.7	45.6%	$ 31.1	43.8%	43.8%	4.1%
Total	**$ 147.9**	**49.4%**	**$ 116.1**	**52.1%**	**27.4%**	**(5.2%)**

-columns may not foot due to rounding

GROSS PROFIT MARGIN DRIVERS

Suppressed gross profit margin from a one time inventory write down, the residual impact of start up costs of new products, change in quarterly sales mix and timing of shipments

- A one time inventory write down for stock of legacy products reduced Q2 gross profit margin by 1.3 percentage points
- Change in mix of products sold and within product categories reduced gross profit margin by 2 percentage points
- Impact of startup costs of new product manufacturing with end of life manufacturing for legacy products

Fundamentals of business model remain intact and we expect gross profit margin to rebound and resume its trajectory in the second half from:

- Rebounding and expanding materials gross profit margin with higher margin materials representing a higher portion of total sales
- Recovering printers gross margin post new product launches and capacity increases
- Continuing operational synergies within our Quickparts network
- Increasing software sales, contributing more revenue at higher gross profit margins

OPERATING EXPENSES

$ in millions

Second Quarter						
	GAAP			Non-GAAP		
Category	2014	2013	% Change Favorable/ (Unfavorable)	2014	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 50.3	$ 36.2	(39.1%)	$ 31.0	$ 25.5	(21.5%)
R&D	$ 17.7	$ 9.6	(84.6%)	$ 17.7	$ 9.6	(84.6%)
Total Operating Expenses	**$ 68.0**	**$ 45.8**	**(48.6%)**	**$ 48.7**	**$ 35.1**	(38.7%)
% of Revenue	*44.9%*	*37.9%*		*32.2%*	*29.1%*	

First Six Months						
	GAAP			Non-GAAP		
Category	2014	2013	% Change Favorable/ (Unfavorable)	2014	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 99.0	$ 65.6	(50.9%)	$ 62.4	$ 46.8	(33.2%)
R&D	$ 34.9	$ 16.1	(117.0%)	$ 34.9	$ 16.1	(117.0%)
Total Operating Expenses	**$ 134.0**	**$ 81.7**	**(63.9%)**	**$ 97.3**	**$ 62.9**	**(54.6%)**
% of Revenue	*44.8%*	*36.7%*		*32.5%*	*28.2%*	

-columns may not foot due to rounding

- SG&A increase was primarily from higher sales and marketing, expanded staffing and acquired costs
- R&D increase was driven by product development and acquired talent and costs
- Second quarter operating expenses were flat sequentially, on both a GAAP and non-GAAP basis

OPERATING LEVERAGE



$ in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Revenue Trend Line
Actual Operating Expenses
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
-GAAP Operating Expenses

Operating Expense Expectations

- Continued expansion of operating leverage
- Flattening SG&A expense
- Normalized R&D expenses at 8% of revenue in 2015

WORKING CAPITAL

$ in millions

	June 2014	December 2013
Cash	$ 570.3	$ 306.3
Inventory	$ 90.2	$ 75.1
Accounts Receivable	$ 137.4	$ 132.1
Accounts Payable	$ 65.4	$ 51.7
Working Capital	$ 692.7	$ 416.4

2014 Use of Cash


Operations
22%
Cap Ex
12%
Acquisitions
& Ventures
66%

- Generated $19 million of cash from operations during the second quarter of 2014
- Paid $54 million of cash for acquisitions and venture investments
- Cash on hand at June 2014 increased $264 million compared to December 2013
- Inclusive of $300 million of proceeds from equity raise completed May 2014

REVENUE GROWTH EXPECTATIONS

We entered the second half of 2014 with higher demand and a 77% higher order-book than the June quarter last year

We typically generate a higher portion of our revenue during the second half of a given year

- In 2013, 57% of revenue was generated in second half of the year

We expect higher consumer and newer products revenue contribution during the second half of 2014

- Delayed availability of newer consumer products shifted a larger portion of the category revenue opportunity to the second half of 2014
- Rising order book for consumer products combined with stronger across the board demand provides confidence in our ability to achieve our guidance

UPDATING FULL-YEAR 2014 GUIDANCE

- **We expect annual revenue for 2014 to be in the range of $700 million to $740 million with greater growth during the second half of the year**
- **We expect our GAAP earnings per share to be in the range of $0.44 to $0.56 and our non-GAAP earnings per share to be in the range of $0.73 to $0.85 with greater earnings during the second half of 2014**
- **Our 2014 guidance is fully tax-effected and inclusive of all acquisitions completed to date as well as the anticipated closing of the Robtec and Simbionix acquisitions, which are expected to close in the second half of 2014**



OUTLOOK & PROGRESS

Avi Reichental
President & CEO



MANUFACTURING*THE*FUTURE

BUSINESS HIGHLIGHTS

Acquired Medical Modeling, adding proprietary VSP software and FDA clearance expertise

Announced the acquisition of Robtec in Brazil, which we now expect to close during the second half of this year

Added several major distributors globally including ScanSource, Konica Minolta and Canon Marketing Japan

Advanced the development of continuous high-speed 3D printer platform and related high performance polymer materials

Launched our MAKE.DIGITAL education initiative, showcasing it at the White House Maker Faire and other education events

Secured an additional 200,000 square foot manufacturing facility in Rock Hill, SC to further expand capacity and expect to have it operational by the first quarter of 2015

SIMBIONIX TRANSACTION SUMMARY

Total Transaction Value:	$120 million
Form of Consideration:	100% Cash
Source of Funds:	Financed from cash on hand
Simbionix Headquarters:	Cleveland, Ohio (R&D in Israel)
Transaction Timing:	Closing expected in 30 days
Financial Impact:	Immediately accretive to Non-GAAP EPS and cash

Team of ~130 employees in US and Israel that has a strong cultural fit with 3DS

Manufacturing in Israel, Ohio and Spain; strong 24/7 after-sales customer support through 2 call centers

2,300+ systems in over 60 countries and services with a network of 24 distributors and ~50 sales and marketing professionals

Global footprint with strong representation and customer presence in every major geography

Repeat customers and strong backlog drive revenue visibility

Accretive gross profit margin driven by highly differentiated products

STRATEGIC RATIONALE

- Combination expands our healthcare reach from the training room to the operating room
- Synergistic technologies accelerate the creation of an end-to-end platform for 3D simulation, training, virtual surgical planning, guiding and delivery of 3D printed procedures and devices
- Complementary global sales channels and deep clinical relationships accelerate cross platform adoption
- Revolutionizing surgery by allowing physicians to master surgical procedures with improved performance
- Driving next-gen patient-specific modeling and simulation — a key driver of personalized surgery
- Strong IP protected by 46 global patents — largest patent portfolio in the industry
- Industry's largest R&D team comprised of software engineers, physicists, mathematicians, medical specialists and artists

COMPLEMENTARY CHANNELS & CUSTOMERS

LEADING HOSPITALS, SIMULATION CENTERS & MEDICAL DEVICE OEM'S

Blue Chip Customers

16 of the Top 17 Hospitals 7 Training Centers

Cleveland Clinic
Imperial College London
CAMLS
Karolinska Institutet
北京友谊医院 Beijing Friendship Hospital
MAYO CLINIC
FUKUSHIMA MEDICAL UNIVERSITY
STANFORD HOSPITAL & CLINICS
Beth Israel
Columbia University Medical Center
Methodist
UZ Universitair Ziekenhuis Gent
Royal Free London NHS
National Hospital Organization Tokyo Medical Center

Top Medical Device OEMs

Johnson & Johnson
stryker
Boston Scientific
PENTAX
Lombard Medical
3mensio
Medtronic
INTUITIVE SURGICAL
Abbott A Promise for Life
GORE
VASCUTEK TERUMO
VITAL

Partnerships with Thought Leaders in next-gen Med-Tech

Major Medical Associations and Premier Research Institutions

Society of American Gastrointestinal and Endoscopic Surgeons
European Association for Endoscopic Surgery
American Association for Bronchology and Interventional Pulmonology
CHEST American College of Chest Physicians
Duke University
UCLA
McGraw Hill
MSR Israel Center for Medical Simulation

Tier 1 Medical Device OEMs

Boston Scientific
GORE
ETHICON a Johnson & Johnson company
Medtronic
Johnson & Johnson

COMPLETES DIGITAL THREAD FOR PERSONALIZED SURGERY

Integrated 3D planning and printing digital thread for personalized surgery and patient specific 3D printed medical devices



1
Digital Medical Imaging
2
Image Processing
3
Virtual Surgical Planning
4
Haptic Design
5
3D Printing
6
Personalized Surgery

Simbionix ***The Market Leader in Medical Simulation***

Simbionix™



LAP
GI-BRONCH
ANGIO
URO / PERC
Ultrasound
PELVIC
HystSim / TURPSim
ARTHRO
Robotic-Assisted Surgery

OUTLOOK

We entered Q3 with a record order book and positive sales momentum

We expect to benefit from the recent addition of several key distributors

We expect to generate a higher portion of our revenue during the second half and normalized mix and rebounding margins

Q&A SESSION

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-866-953-6860
- International: 1-617-399-3484
- Conference ID: 39529244

3DSYSTEMS

THANK YOU



MANUFACTURING*THE*FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD